UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2012

THE DAVEY TREE EXPERT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	000-11917	34-0176110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1500 North Mantua Street
P.O. Box 5193
Kent, Ohio 44240
(Address of principal executive offices) (Zip Code)

(330) 673-9511
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Principal Financial Officer

The Davey Tree Expert Company (the “Company” or “Davey Tree”) previously announced in its report on Form 8-K, dated February 3, 2012, that Mr. David E. Adante, Executive Vice President, Chief Financial Officer and Secretary, notified the Company of his intention to retire effective on or about March 15, 2013. Mr. Adante was elected Executive Vice President, Chief Financial Officer and Secretary in May 1993.

Appointment of Principal Financial Officer

On October 31, 2012, the Company announced that Mr. Joseph R. Paul, currently Vice President and Treasurer of the Company, will succeed Mr. Adante as Chief Financial Officer upon retirement of Mr. Adante in March 2013.

Mr. Paul, age 50, was elected Vice President and Treasurer in May 2011. Mr. Paul joined Davey Tree as Treasurer in December 2005. He is a certified public accountant. Prior to joining the Company, Mr. Paul served as corporate controller for AccessPoint Openings, LLC, a holding company of distribution and manufacturing companies in the building products industry, having been associated with that firm since 1998. Mr. Paul served in various capacities including director of business expansion and integration at Applied Industrial Technologies, an industrial distributor, from 1993 to 1998. Prior to joining Applied Industrial Technologies, Mr. Paul was an audit manager with Deloitte & Touche, having been associated with that firm since 1986.

Mr. Paul was not selected as Chief Financial Officer of the Company pursuant to any arrangement or understanding with any other person, and he has no reportable transactions under Item 404(a) of Regulation S-K.

This current report contains statements that are not historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue" or the negative of these terms or other comparable terminology. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results may differ materially from those expressed in the forward-looking statements. Forward-looking statements are necessarily based upon various assumptions involving judgments with respect to the future and other risks, including, among others: local, regional, national and international economic, competitive, political, legislative and regulatory conditions and developments.

These risks and uncertainties are further discussed in the reports that The Davey Tree Expert Company has filed with the Securities and Exchange Commission (the “SEC”). These reports are available through the EDGAR system free-of-charge on the SEC's website at http://www.sec.gov and via hyperlink to the SEC's website on The Davey Tree Expert Company's web site at http://www.davey.com.

We are under no duty to update any of the forward-looking statements after the date of this current report on Form 8-K to conform these statements to actual future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY
By:	/s/ David E. Adante
David E. Adante
Executive Vice President, Chief Financial Officer and Secretary
(Principal Financial Officer)

Date: November 1, 2012

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